Supplement to the
Fidelity® Select Portfolios®
July 31, 2001
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page 73.

Jeffrey Feingold is manager of Financial Services and Home Finance, which he has managed since October 2001 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

Heather Lawrence is manager of Transportation, which she has managed since December 2001. Since joining Fidelity in 2001, Ms. Lawrence has worked as an analyst and manager.

Vincent Rivers is manager of Paper and Forest, which he has managed since October 2001. Since joining Fidelity in 2000, Mr. Rivers has worked as a research analyst and manager.

Christian Zann is manager for Software and Computer Services, which he has managed since December 2001. Since joining Fidelity in 1996, Mr. Zann has worked as a research analyst and manager.

SEL-01-13 December 3, 2001
1.482105.134